Annual Report

Emerging
Markets
Stock Fund

October 31, 2002


T. Rowe Price(registered trademark) (registered trademark)



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Emerging Markets Stock Fund

o Emerging market stocks tumbled in the six months ended October 31, but posted positive 12-month returns on the back of the stellar gains in the first half of the fiscal year.

o Your fund outpaced the Lipper Emerging Markets Funds Average in both 6- and 12-month comparisons and the MSCI Emerging Markets Free Index since April.

o Our focus on growth stocks, including information technology and telecommunications services, hampered performance in the latest six-month period.

o Throughout the 12-month period, we shifted assets from high-growth issues to companies with steadier growth prospects.


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Fellow Shareholders

The rally that we discussed in our April shareholder letter gave way to a sharp reversal across most emerging markets. In the six months ended October 31, 2002, all of our larger country weightings were in the red, though most markets enjoyed significant rallies after posting lows at the end of September.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 10/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------
Emerging Markets Stock Fund                        -17.96%                 7.97%

MSCI Emerging Markets
Free Index                                          -18.87                 8.44

Lipper Emerging Markets
Funds Average                                       -19.24                 7.24


Along with most emerging markets, your fund suffered in the second half of the fiscal year. Our 6- and 12-month results surpassed the performance of the Lipper emerging markets benchmark, and since April, we outperformed the unmanaged MSCI Emerging Markets Free Index. Weak economic growth, the prospect of war with Iraq, corporate malfeasance, Brazilian politics, and bleak technology forecasts wreaked havoc on most emerging markets over the last six months.


MARKET AND PORTFOLIO REVIEW

Far East
Economic news in Asia was fairly encouraging, particularly given such a bearish world outlook. Consumption held up fairly well in South Korea, India, Thailand, and Malaysia. Investment by both locals and foreign multinational corporations in India and Thailand remained robust, in spite of the weakness in investment spending around the world. There are early signs that private sector investment in Malaysia is picking up from depressed levels. In Hong Kong, we are starting to see signs of stabilization in bad debts in the banking system and an improvement in employment levels. These developments give us renewed confidence that Asia will weather the difficult environment fairly well, and that share prices currently reflect too pessimistic an outlook for Asian growth and earnings.

Despite declining almost 15% in the last six months, South Korea was one of the best-performing emerging market countries (+ 49%) for our fiscal year ended October 31. Emerging markets throughout the Far East trended lower in the last six months, but full-year results were also strongly positive in Thailand (+39%), Malaysia (+16%), and Taiwan (+9%).


Market Performance
--------------------------------------------------------------------------------
(In U.S. Dollar Terms)
Periods Ended 10/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------
Brazil                                             -40.95%              -21.25%
India                                                -9.41                 2.81
Israel                                               -1.54               -20.43
South Korea                                         -14.93                48.80
Malaysia                                            -14.90                16.48
Mexico                                              -25.15                -3.16
Russia                                               -8.66                46.42
South Africa                                         -9.77                 9.10
Taiwan                                              -25.93                 9.02
Thailand                                             -3.79                39.20

Source: RIMES Online, using MSCI indices.


South Korean companies accounted for 24.2% of the portfolio at the end of the reporting period, modestly above our 21.9% weighting in April, and represented nearly half of our portfolio weighting in the Far East. Our favorite stock, Samsung Electronics, was an outsized 8.5% of the portfolio at the period's end, more than three times the size of the portfolio's second-largest holding, Kookmin Bank. Over the last several months, we added to both of these positions and to Korean steel manufacturer POSCO, a low-cost leader in its industry. We also took advantage of sharp share price declines to add to our positions in brewer Lotte Chilsung Beverage and Lotte Confectionery, a pair of profitable and well-managed businesses. Over the last six months we were able to take a measure of profits in insurance holding Samsung Fire & Marine Insurance, technology holding Samsung Electro Mechanics, and consumer products group LG Household & Health Care.


Pie Graph:  Geographic Diversification
--------------------------------------------------------------------------------
Far East              51
Latin America         18
Europe                14
Africa & Middle East  13
Other & Reserves       4


Holdings in Taiwan eased to 10.1% of assets from 13.2% six months ago, largely because of market depreciation. We trimmed our two top holdings in the country, Taiwan Semiconductor Manufacturing (2.0% of assets) and United Microelectronics (1.2%). The country's economy is heavily dependent on exports, which represent almost half of GDP, and is largely reliant on the health of the technology sector. Continued weakness in the sector-depressed DRAM (computer memory) prices, low capacity utilization at printed circuit board manufacturers, and soft demand in the beleaguered PC market-hampered six-month results.

Latin America
The slowing global economic recovery and destabilizing political and economic events in the region combined to punish Latin American stocks over the past six months. The Argentine economy collapsed, Brazil's economy floundered, and even Mexico-more closely tied to the U.S. than the rest of the region-fell as the relationship between its reform-minded president and Congress faltered.


Industry Diversification
--------------------------------------------------------------------------------
                                                       Percent of Net Assets
                                                   4/30/02             10/31/02
--------------------------------------------------------------------------------
Financials                                            23.8%                23.1%
Information Technology                                22.5                 17.9
Telecommunication Services                            13.1                 14.5
Materials                                              6.6                 10.7
Consumer Staples                                       8.9                  8.2
Consumer Discretionary                                 7.2                  7.6
Energy                                                 7.2                  7.6
Industrials and Business Services                      3.0                  3.8
Health Care                                            2.4                  2.6
Utilities                                              0.2                  0.0
Reserves                                               5.1                  4.0
--------------------------------------------------------------------------------
Total                                                100.0%               100.0%


Economic growth in the region's two largest economies, Mexico (10.6% of net assets) and Brazil (5.2%), continued to be modestly positive and is likely to improve during 2003. Political risks remain in both countries, with a newly elected left-wing president, Lula da Silva, in Brazil and a closely watched reform agenda in Mexico. Brazil's ability to service its sizable debt obligations has received a boost. The current account deficit has markedly improved, which should also benefit the currency. Inflation is likely to edge higher in Brazil in 2003, but should remain fairly stable in Mexico.

Investment opportunities in the rest of Latin America are minimal. Argentina continues to be hampered by a dire financial situation and quality investment opportunities in the smaller economies are scarce. However, your fund has a small allocation to several top-tier companies in Chile, Peru, and Venezuela.

Despite a challenging outlook, we still find some of the world's highest-quality companies in Mexico. Telmex and Wal-Mart de Mexico (Walmex) are our two largest positions in Latin America and we believe they offer superior growth prospects. We also added to our position in Grupo Financiero BBVA Bancomer, one of the country's premier banks, which is now among the fund's 10-largest holdings.

In Brazil, our position in government-controlled oil and gas company Petroleo Brasileiro (Petrobras) was unfortunately hammered as price controls reemerged only shortly after price deregulation had been legally introduced. Clearly, political risks are high for this stock, but at the same time, it is one of the world's cheapest and highest growth opportunities in the oil industry by virtually any measure.

Africa and Emerging Europe
Emerging markets in these regions declined less than other emerging and most developed markets over the past six months. Russia (7.1% of assets) and South Africa (7.2%), two of our larger country allocations, declined 9% and 10%, respectively, since April. However, in the 12 months through October, the Russian market shot up more than 46% and South African stocks, buoyed by rising precious metal prices, posted a 9% return.

The Russian economy continued to grow at a healthy pace, benefiting greatly from elevated oil prices for much of the year and President Vladimir Putin's successful economic reform efforts. However, oil prices retreated somewhat in the latter part of our reporting period, and energy companies YUKOS and Lukoil-which generated vigorous gains in the first half of our fiscal year-succumbed to profit-taking. We remain optimistic on the prospects for both top-10 holdings because of their strong free cash flow and solid oil production growth.

In Estonia, we added a substantial position in Hansabank, which performed well, but Eesti Telekom surrendered some of its solid first-half gains. Hungarian stocks fell more than 16% in the last six months. The forint currency rose more than 10% versus the U.S. dollar, paring losses for U.S. investors, but pharmaceutical holdings Gedeon Richter and EGIS fared poorly.

Middle East
Fear of war against Iraq weighed heavily on equities in the Middle East. Most of our Israeli holdings lost value in the last six months, including NICE Systems, a maker of digital video and audio recording equipment and a supplier of high-tech surveillance systems to governments; Partner Communications, an operator of mobile telephone networks; and Internet security software maker Check Point Software Technologies. In contrast, generic drug maker Teva Pharmaceutical performed well and was a solid contributor. Turkish stocks were among the fund's biggest losers, including bank stocks Yapi ve Kredi Bankasi and Turkiye Garanti Bankasi, retailer Migros Turk, and newspaper company Hurriyet Gazete.


OUTLOOK

The economic picture in many Asian markets is substantially stronger than those in leading developed markets. We have started to see balance sheet improvement in our favored investment regions, with corporate debt levels declining. We believe that those markets with relatively stable governments and economies can perform well in the months ahead.

Stock valuations in some sectors, particularly in emerging European and Asian markets, are historically low and attractive compared to their developed market peers. Emerging market oil and telecom stocks fall into this category, but pharmaceuticals do not, because their developed market peers have fallen so sharply. In this environment, we believe that the long-term rewards of emerging market investing outweigh the risks. Emerging markets have outperformed developed markets over the past year, and we are optimistic that the trend can continue. Active sector and individual stock selection are essential and remain our focus.


Respectfully submitted,

John R. Ford

President, T. Rowe Price International Funds, Inc.
November 20, 2002



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             10/31/02
--------------------------------------------------------------------------------
Samsung Electronics, South Korea                                  8.5%
Kookmin Bank, South Korea                                         2.6
YUKOS, Russia                                                     2.2
South Korea Telecom, South Korea                                  2.2
Taiwan Semiconductor Manufacturing, Taiwan                        2.0
--------------------------------------------------------------------------------
Telmex, Mexico                                                    1.9
Anglo American, United Kingdom                                    1.9
Wal-Mart de Mexico, Mexico                                        1.7
Grupo Financiero BBVA Bancomer, Mexico                            1.7
Lukoil, Russia                                                    1.7
--------------------------------------------------------------------------------
Gold Fields, South Africa                                         1.5
America Movil, Mexico                                             1.5
Petroleo Brasileiro, Brazil                                       1.4
Mobile Telesystems, Russia                                        1.2
Shinhan Financial, South Korea                                    1.2
--------------------------------------------------------------------------------
ICICI Bank, India                                                 1.2
EGIS, Hungary                                                     1.2
United Microelectronics, Taiwan                                   1.2
HDFC Bank, India                                                  1.1
Companhia Vale do Rio Doce, Brazil                                1.0
--------------------------------------------------------------------------------
Coca-Cola Femsa, Mexico                                           1.0
China Mobile, Hong Kong                                           1.0
Samsung Fire & Marine Insurance, South Korea                      0.9
POSCO, South Korea                                                0.9
Hansabank, Estonia                                                0.9
--------------------------------------------------------------------------------
Total                                                            43.6%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Line Graph:  EMERGING MARKETS STOCK FUND

                  MSCI Emerging      Lipper                  Emerging
                  Markets Free       Emerging Markets        Markets
                  Index              Funds Average           Stock Fund

3/31/95           10000              10000                   10000
10/31/95          10547              10695                   10480
10/31/96          11231              12038                   11601
10/31/97          10278              12176                   11415
10/31/98          7093               8362                    8298
10/31/99          10259              11315                   11623
10/31/00          9355               10928                   13029
10/31/01          7161               8321                    9599
10/31/02          7765               8872                    10364



Average Annual Compound Total Return
--------------------------------------------------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                                 Since    Inception
10/31/02             1 Year      3 Years     5 Years       Inception        Date
--------------------------------------------------------------------------------
Emerging Markets
Stock Fund            7.97%       -3.75%       -1.91%          0.47%     3/31/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------
                   Year
                  Ended
                10/31/02    10/31/01    10/31/00    10/31/99    10/31/98

NET ASSET VALUE

Beginning of
period         $    9.15   $   12.42   $   11.08   $    7.95   $   11.08

Investment activities

  Net investment
  income (loss)     0.04        0.02       (0.02)      (0.01)*      0.05*

  Net realized
  and unrealized
  gain (loss)       0.68       (3.30)       1.34        3.18       (3.06)

  Total from
  investment
  activities        0.72       (3.28)       1.32        3.17       (3.01)

Distributions

  Net investment
  income           (0.01)         --          --       (0.04)         --

  Net realized
  gain                --          --          --          --        (0.15)

  Total
  distributions      (0.01)       --          --       (0.04)       (0.15)

  Redemption fees
  added to
  paid-in-capital     0.01        0.01        0.02        --         0.03

NET ASSET VALUE

End of
period         $    9.87   $    9.15   $   12.42   $   11.08   $    7.95
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total return^       7.97%     (26.33)%     12.09%      40.08%*    (27.31)%*

Ratio of total
expenses to average
net assets          1.51%       1.58%       1.50%       1.75%*      1.75%*

Ratio of net
investment income
(loss) to average
net assets          0.41%       0.19%      (0.12)%     (0.14)%*     0.46%*

Portfolio
turnover rate       70.5%       70.3%       56.1%       59.0%       54.5%

Net assets,
end of period
(in thousands) $ 158,465   $ 131,436   $ 152,990   $ 108,418   $  69,752

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

* Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through 10/31/01.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 2002


Portfolio of Investments                            Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands


BRAZIL  5.2%

Common Stocks  4.6%
Brasil Telecom Participacoes ADR (USD)              13,000      $           363
Companhia de Bebidas ADR (USD)                      67,097                  971
Companhia Vale do Rio Doce
  ADR (1 ADR represents 1 common stock) (USD) *      5,600                  147
Companhia Vale do Rio Doce
  ADR (1 ADR represents 1 preferred A share) (USD)  55,000                1,402
Embraer Aircraft ADR (USD) (misc. symbol)           45,105                  707
Grupo Pao de Acucar ADR (USD) (misc. symbol)        33,418                  519
Petroleo Brasileiro (Petrobras) ADR (USD)          185,390                2,236
Tele Norte Leste Participacoes ADR (USD)            24,000                  166
Telebras ADR (USD) (misc. symbol)                   45,580                  801
                                                                          7,312


Preferred Stocks  0.6%

Banco Bradesco                                  49,000,000                  130
Banco Itau                                      19,329,600                  859
                                                                            989

Total Brazil (Cost $13,479)                                               8,301


CHILE  0.8%

Common Stocks  0.8%

Banco Santander (New shares) ADR (USD)              60,529                1,044
Embotelladora Andina ADR (USD)                      29,989                  171

Total Chile (Cost $1,692)                                                 1,215


EGYPT  0.5%

Common Stocks  0.5%
Egyptian Company for Mobile Services               130,821                  819

Total Egypt (Cost $2,480)                                                   819


ESTONIA  1.4%

Common Stocks  1.4%
Eesti Telekom GDR (USD)                             50,233                  731
Hansabank                                          106,400                1,447

Total Estonia (Cost $2,047)                                               2,178


GREECE  0.1%

Common Stocks  0.1%
Antenna TV ADR (USD) *(misc. symbol)               177,035      $           189

Total Greece (Cost $3,146)                                                  189


HONG KONG  1.9%

Common Stocks  1.9%
China Mobile (Hong Kong) *                         622,000                1,531
Citic Pacific                                      220,000                  466
CNOOC                                              828,500                1,030

Total Hong Kong (Cost $2,913)                                             3,027


HUNGARY  2.6%

Common Stocks  2.6%
EGIS                                                36,021                1,903
Gedeon Richter                                      18,969                  981
OTP Bank                                           129,390                1,143

Total Hungary (Cost $3,188)                                               4,027


INDIA  5.5%

Common Stocks  5.5%
Bharti Tele-Ventures *                             858,000                  470
HDFC Bank                                          429,000                1,690
Hindustan Lever                                    325,370                1,081
Housing Development Finance                         61,400                  796
I-Flex Solutions, 144A *                            36,900                  469
ICICI Bank (Ordinary shares)                       666,941                1,863
ICICI Bank ADR (USD)                                 8,697                   54
Infosys Technologies                                13,800                1,079
Moser-Baer                                         132,000                  431
Wipro                                               29,800                  840

Total India (Cost $9,867)                                                 8,773


INDONESIA  0.5%

Common Stocks  0.5%
Telekom Indonesia                                2,542,000      $           847

Total Indonesia (Cost $769)                                                 847


ISRAEL  2.2%

Common Stocks  2.2%
Check Point Software Technologies
  (USD) *(misc. symbol)                             30,514                  421
NICE Systems ADR (USD) *                            71,770                  578
Partner Communications ADR (USD) *                 315,940                1,238
Teva Pharmaceutical ADR (USD)                       16,450                1,274

Total Israel (Cost $5,609)                                                3,511


MALAYSIA  6.2%

Common Stocks  6.0%
AMMB Holdings                                      247,000                  278
Berjaya Sports Toto                                821,000                  735
Gamuda Berhad                                      457,000                  686
Genting Berhad                                     178,000                  618
Hong Leong Bank                                    623,000                  803
Magnum                                           1,250,000                  786
Malayan Banking Berhad                             362,200                  786
Maxis Communications *                             526,000                  824
Maxis Communications, 144A *                       125,000                  196
Public Bank                                        905,000                  638
Resorts World                                      590,000                1,397
RHB Capital                                      1,039,000                  503
Road Builder                                       458,500                  425
Sime Darby                                         354,000                  462
SP Setia                                           755,499                  482
                                                                          9,619


Convertible Preferred Stocks  0.2%
Berjaya Sports Toto (Irredeemable
  Conv. Unsec. Loan Stock) *                       360,450                  271
                                                                            271

Total Malaysia (Cost $9,550)                                              9,890


MEXICO  10.6%

Common Stocks  10.6%
  America Movil ADR, Series L (USD)                175,190      $         2,355
Cemex Participating Certificates
  (Represents 2 Series A and 1 Series B shares)    286,469                1,160
Coca-Cola Femsa ADR, Series L (USD)                 74,000                1,545
Femsa UBD Units (Represents 1 Series B
  and 4 Series D shares)                           223,040                  809
Grupo Aeroportuario del Sureste ADR (USD)           47,000                  517
Grupo Financiero BBVA Bancomer,
  Series B *(misc. symbol)                       3,509,301                2,765
Grupo Modelo, Series C (misc. symbol)              226,000                  579
Grupo Televisa ADR (USD) *                          30,261                  850
Kimberly-Clark de Mexico, Series A                 179,000                  433
Telmex ADR, Series L (USD) (misc. symbol)           96,900                2,955
Wal-Mart de Mexico (misc. symbol)                1,108,530                2,768

Total Mexico (Cost $13,689)                                              16,736


PERU  0.6%

Common Stocks  0.6%
Compania de Minas Buenaventura ADR,
  Series B (USD)                                    41,700                  928

Total Peru (Cost $708)                                                      928


POLAND  0.6%

Common Stocks  0.6%
Bank Polska Kasa Opieki Grupa                       24,150                  577
Computerland *                                      16,202                  391

Total Poland (Cost $776)                                                    968


RUSSIA  7.1%

Common Stocks  7.1%
GMK Norilsk Nickel (USD)                            22,300                  441
Lukoil (USD)                                        48,520                  796
Lukoil ADR (USD) (misc. symbol)                     28,320                1,844
Mobile Telesystems ADR (USD)                        58,860                1,926
Sibneft ADR (USD) (misc. symbol)                    28,100                  547
Surgutneftegaz ADR (USD)                            52,580                  946
Vimpel-Communications ADR (USD) *(misc. symbol)     19,000                  536
Wimm-Bill-Dann Foods
  ADR (USD) *(misc. symbol)                         32,400      $           647
YUKOS ADR (USD) (misc. symbol)                      25,120                3,479

Total Russia (Cost $8,619)                                               11,162


SOUTH AFRICA  7.2%

Common Stocks  7.2%
ABSA Group                                         319,200                1,016
Anglo American Platinum (misc. symbol)              39,100                1,411
Gold Fields                                        209,500                2,404
Harmony Gold                                        84,000                1,136
Nedcor                                             123,412                1,342
New Clicks                                       1,761,585                1,053
Pick 'N Pay Stores                                 818,000                1,102
Sanlam                                           1,522,360                1,151
Sasol                                               71,300                  780

Total South Africa (Cost $11,457)                                        11,395


SOUTH KOREA  24.2%

Common Stocks  23.8%
Daelim Industrial                                   62,300                  708
Hana Bank                                           12,300                  157
Hyundai Department Store *                          16,880                  350
Hyundai Department Store H&S                         4,220                   38
Hyundai Motor (misc. symbol)                        41,940                1,061
Kookmin Bank                                       117,836                3,910
Kookmin Bank ADR (USD)                               5,800                  188
Korea Telecom                                       21,500                  884
KT Corporation ADR (USD) (misc. symbol)             48,103                  988
Kumgang Korea Chemical                               9,780                  959
LG Chemical (misc. symbol)                          39,170                1,165
Lotte Chilsung Beverage                              2,460                1,174
Lotte Confectionery                                  1,650                  657
NCsoft *(misc. symbol)                              14,694                1,291
Pacific Corporation                                  7,770                  781
POSCO (misc. symbol)                                15,500                1,451
Samsung Electro Mechanics                           16,300                  617
Samsung Electronics                                 45,255               12,761
Samsung Fire & Marine
  Insurance (misc. symbol)                          24,590      $         1,487
Samsung Securities *(misc. symbol)                  52,260                1,352
Shinhan Financial (misc. symbol)                   183,100                1,923
Shinsegae (misc. symbol)                             2,570                  345
South Korea Telecom                                 18,890                3,474
                                                                         37,721


Preferred Stocks  0.4%

Samsung Electronics                                  5,140                  689
                                                                            689

Total South Korea (Cost $28,336)                                         38,410


SWITZERLAND  0.2%

Common Stocks  0.2%
Compagnie Financiere Richemont (ZAR)               234,500                  381

Total Switzerland (Cost $457)                                               381


TAIWAN  10.1%

Common Stocks  10.1%
Accton *                                           943,000                1,169
Asustek Computer                                   227,750                  473
Chinatrust Financial Holding                     1,526,245                1,218
Delta Electronics                                  378,350                  498
Formosa Plastic                                    614,180                  676
Fubon Financial Holding                            802,000                  700
Hon Hai Precision Industry                         196,383                  710
Nan Ya Plastic                                   1,055,020                  912
President Chain Store                              515,523                  802
Realtek Semiconductor GDR, 144A (USD)               38,480                  416
Sunplus Technology                                 331,250                  611
Taishin Financial Holdings *                     1,023,000                  463
Taiwan Cellular                                    798,038                  697
Taiwan Semiconductor Manufacturing               2,342,337                3,139
Test Rite International                            911,900                  673
United Microelectronics                          2,520,371                1,830
Wan Hai Lines                                    1,411,000                1,017

Total Taiwan (Cost $18,023)                                              16,004


THAILAND  3.1%

Common Stocks  2.9%
Advanced Info Service *                            700,200      $           554
Bangkok Bank (Local shares) *                      596,000                  709
Land & Houses                                      322,000                  535
Siam Cement                                         38,400                  863
Siam Commercial Bank (Foreign Shares) *            255,000                  156
Siam Commercial Bank (Local Shares) *            1,672,000                1,023
TelecomAsia, Rights *                              187,357                    0
Thai Farmers Bank (Local Shares) *               1,120,000                  685
                                                                          4,525


Preferred Stocks  0.2%

PTT                                                364,300                  324
                                                                            324

Total Thailand (Cost $4,552)                                              4,849


TURKEY  3.1%

Common Stocks  3.1%
Akbank *                                       311,404,800                  891
Aksigorta                                      228,066,600                  694
Anadolu Efes Biracilik *                        28,673,000                  513
Hurriyet Gazete                                206,075,000                  492
Migros Turk                                     20,575,000                1,116
Tansas *                                        92,464,296                   61
Turkiye Garanti Bankasi *                      488,337,360                  546
Yapi ve Kredi Bankasi *                        800,137,000                  656

Total Turkey (Cost $7,170)                                                4,969


UNITED KINGDOM  1.9%

Common Stocks  1.9%
Anglo American (ZAR) (misc. symbol)                223,610                2,933

Total United Kingdom (Cost $3,567)                                        2,933


VENEZUELA  0.4%

Common Stocks  0.4%
Compania Anonima Nacional Telefonos de
  Venezuela (CANTV) Series D ADR (USD)              47,183      $           559

Total Venezuela (Cost $1,321)                                               559


SHORT-TERM INVESTMENTS  2.8%

Money Market Funds  2.8%

T. Rowe Price Reserve
Investment Fund, 1.85% #                         4,425,594                4,426

Total Short-Term Investments (Cost $4,426)                                4,426

Total Investments in Securities
98.8% of Net Assets (Cost $157,841)                             $       156,497

Other Assets Less Liabilities                                             1,968

NET ASSETS                                                      $       158,465
                                                                ---------------

             #  Seven day yield
             *  Non-income producing
(misc. symbol)  All or portion of this security is on loan at October 31, 2002.
                See Note 2.
          144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers-total of such securities at period-end amounts to $1,081 and represents 0.7% of net assets
           ADR  American Depository Receipts
           GDR  Global Depository Receipts
           USD  U.S. dollar
           ZAR  South African rand

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 2002


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets

Investments in securities, at value (cost $157,841)        $  156,497
Securities lending collateral                                  13,693
Other assets                                                    4,170
Total assets                                                  174,360


Liabilities

Obligation to return securities lending collateral             13,693
Other liabilities                                               2,202
Total liabilities                                              15,895

NET ASSETS                                                 $  158,465
                                                           ----------

Net Assets Consist of:

Undistributed net investment income (loss)                 $      295

Undistributed net realized gain (loss)                        (47,577)

Net unrealized gain (loss)                                     (1,335)

Paid-in-capital applicable to 16,055,420 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized            207,082

NET ASSETS                                                 $  158,465
                                                           ----------

NET ASSET VALUE PER SHARE                                  $     9.87
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                             6 Months
                                                                Ended
                                                             10/31/02

Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $435)                  $    3,040
  Securities Lending                                              105
  Interest (net of foreign taxes of $39)                           71
  Total income                                                  3,216

Expenses
  Investment management                                         1,793
  Shareholder servicing                                           429
  Custody and accounting                                          193
  Legal and audit                                                  38
  Prospectus and shareholder reports                               31
  Registration                                                     24
  Proxy and annual meeting                                          8
  Directors                                                         7
  Miscellaneous                                                     4
  Total expenses                                                2,527

Net investment income (loss)                                      689

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities (including foreign tax refunds of $21)           (18,697)
  Foreign currency transactions                                  (286)
  Net realized gain (loss)                                    (18,983)

Change in net unrealized gain (loss)
  Securities                                                   25,182
  Other assets and liabilities
  denominated in foreign currencies                                66
  Change in net unrealized gain (loss)                         25,248

Net realized and unrealized gain (loss)                         6,265

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $    6,954
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                  10/31/02             10/31/01

Increase (Decrease) in Net Assets

Operations
  Net investment
  income (loss)                            $           689      $           289

  Net realized
  gain (loss)                                      (18,983)             (18,718)

  Change in net
  unrealized
  gain (loss)                                       25,248              (29,199)

  Increase (decrease)
  in net assets
  from operations                                    6,954              (47,628)

Distributions to shareholders

  Net investment inc  ome                               (145)                --

Capital share transactions *

  Shares sold                                      101,389               87,380

  Distributions reinvested                             134                   --

  Shares redeemed                                  (81,462)             (61,427)

  Redemption fees received                             159                  121

  Increase (decrease) in
  net assets from capital
  share transactions                                20,220               26,074

Net Assets

Increase (decrease)
during period                                       27,029              (21,554)

Beginning of period                                131,436              152,990

End of period                              $       158,465      $       131,436
                                           -------------------------------------

*Share information

  Shares sold                                        9,188                7,697

  Distributions reinvested                              12                   --

  Shares redeemed                                   (7,511)              (5,651)

  Increase (decrease) in
  shares outstanding                                 1,689                2,046

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------
         October 31, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in emerging markets.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independant pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 1 year. Such fees are deducted from redemption proceeds and retained by the fund, and have the primary effect of increasing paid-in capital.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2002, approximately 94% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2002, the value of loaned securities was $17,396,000; aggregate collateral consisted of $13,693,000 in the securities lending collateral pool and government securities valued at $4,986,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $131,466,000 and $111,687,000, respectively, for the year ended October 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

Distributions during the year ended October 31, 2002 totaled $145,000 and were characterized as ordinary income for tax purposes. At October 31,2002, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $24,263,000

Unrealized depreciation                                    (25,598,000)

Net unrealized
appreciation (depreciation)                                 (1,335,000)

Undistributed ordinary income                                  295,000

Capital loss carryforwards                                 (47,577,000)

Paid-in capital                                            207,082,000

Net assets                                                $158,465,000


The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of October 31, 2002, the fund had $10,590,000 of capital loss carryforwards that expire in 2006, $314,000 that expire in 2007, and $36,673,000 that expire thereafter through 2010.

For the year ended October 31, 2002, the fund recorded the following permanent reclassifications, which relate primarily to the net operating loss. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------
Undistributed net
investment income                                          $ (378,000)

Undistributed net
realized gain                                                 916,000

Paid-in capital                                              (538,000)


At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $157,841,000.


NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities. At October 31, 2002, the fund has a capital gain tax refund receivable of $142,000, no deferred tax liability, and $2,765,000 of capital loss carryforwards expiring in 2010.


NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc.

The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At October 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $139,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $399,000 for the year ended October 31, 2002, of which $38,000 was payable at period-end.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2002, the fund was allocated $21,000 of Spectrum Funds' expenses, of which $13,000 related to services provided by Price and $3,000 was payable at period-end. At October 31, 2002, approximately 2.0% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2002, totaled $97,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Emerging Markets Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Emerging Markets Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 2002



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/02
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund will pass through foreign source income of $736,000 and foreign taxes paid of $296,000.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------
Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of
Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Directorships of Other Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1991                            estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1988

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon
2001                            Resources Corp. (5/00 to present); Chairman and
                                President, Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price Emerging Markets Stock Fund
--------------------------------------------------------------------------------

Inside Directors



Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Directorships of Other Public Companies
--------------------------------------------------------------------------------
James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
2002                            President, T. Rowe Price Group, Inc.; Chairman
[105]                           of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, International Funds

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44) 1979                  President, T. Rowe Price; Vice Chairman of the
[105]                           Board, Chief Investment Officer, Director, and
                                Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited; Director and Vice President, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                Global Investment Services Limited and T. Rowe
                                Price International, Inc.; Vice President,
                                International Funds

Martin G. Wade                  Director and Vice President, T. Rowe Price
(2/16/43)                       Group, Inc.; Chairman of the Board and Director,
1982                            T. Rowe Price Global Investment Services Limited
[16]                            and T. Rowe Price International, Inc.; Director,
                                T. Rowe Price Global Asset Management Limited;
                                Vice President, T. Rowe Price
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.



Officers


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Christopher D. Alderson (3/29/62)       Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Mark C.J. Bickford-Smith (4/30/62)      Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.

Michael J. Conelius (6/16/64)           Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Ann B. Cranmer (3/23/47)                Vice President, T. Rowe Price Group,
Assistant Vice President,               Inc., and T. Rowe Price International,
International Funds                     Inc.; Vice President and Secretary,
                                        T. Rowe Price Global Asset Management
                                        Limited and T. Rowe Price Global
                                        Investment Services Limited

Frances Dydasco (5/8/66)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Mark J.T. Edwards (10/27/57)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Roger L. Fiery III (2/10/59)            Vice President, T. Rowe Price, T. Rowe
Assistant Vice President,               Price Group, Inc., and T. Rowe Price
International Funds                     International, Inc.

John R. Ford (11/25/57)                 Vice President, T. Rowe Price and
President, International Funds          T. Rowe Price Group, Inc.; Director,
                                        Chief Investment Officer, and Vice
                                        President, T. Rowe Price International,
                                        Inc.


Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price International,
                                        Inc., and T. Rowe Price Retirement Plan
                                        Services, Inc.

Ian D. Kelson (8/16/56)                 Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.; formerly Head of
                                        Fixed Income, Morgan Grenfell/ Deutsche
                                        Asset Management (to 2000)

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.

Ian J. Macdonald (1/7/62)               Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, International Funds         Price Group, Inc., and T. Rowe Price
                                        Trust Company

George A. Murnaghan (5/1/56)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Gonzalo Pangaro (11/27/68)              Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

D. James Prey III (11/26/59)            Vice President, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Group, Inc.

Robert Revel-Chion (3/9/65)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Christopher J. Rothery (5/26/63)        Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

James B.M. Seddon (6/17/64)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert W. Smith (4/11/61)               Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and  T. Rowe Price
                                        International, Inc.

Benedict R.F. Thomas (8/27/64)          Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Justin Thomson (1/14/68)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.; formerly Portfolio Manager,
                                        G.T. Capital/Invesco (to 1998)

David J.L. Warren (4/14/57)             Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.; Director,
International Funds                     Chief Executive Officer, and President,
                                        T. Rowe Price International, Inc.;
                                        Director, T. Rowe Price Global Asset
                                        Management Limited

William F. Wendler II (3/14/62)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Richard T. Whitney (5/7/58)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Director, Chief
                                        Investment Officer, and Vice President,
                                        T. Rowe Price Savings Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.



INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Web Services
--------------------------------------------------------------------------------


www.troweprice.com

ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
--------------------------------------------------------------------------------

College Planning


With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Advisory Services
--------------------------------------------------------------------------------

Advisory Services

If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Morningstar(registered trademark) Clear Future(servicemark) Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Brokerage Services
--------------------------------------------------------------------------------

Brokerage Services

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

     Brokerage Advantage. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. Brokerage Advantage clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

     Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

     Margin and Options Trading for qualified investors.

     Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

     Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

     Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

     * $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

     ** The information provided through these services is prepared by independent investment research companies that are not affiliated with
          T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010


BLENDED ASSET FUNDS

Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.

100 East Pratt Street
Baltimore, MD 21202

T.Rowe Price Invest With Confidence (registered trademark)

F111-050  10/31/02